SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2003


                              OCG TECHNOLOGY, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

Delaware                             0-5186                   13-2643655
--------                        ---------------           ------------------
(State or other jurisdiction of   (Commission               (I.R.S. Employer
incorporation or organization)    File Number)            Identification Number)


              56 Harrison Street, Suite 501, New Rochelle, NY 10801
             ------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 914-576-8457
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Item 4.  Changes in Registrant's Certifying Accountant.

  (a)    Previous independent accountants.

         (i) On October 20, 2003, OCG Technology, Inc.("OCGT") received a letter from Arthur Yorkes & Company, LLP, its independent accountants, advising that the firm will cease to provide audit services to clients whose stock is publicly traded and who file reports with the Securities and Exchange Commission and that it is therefore imperative that the Registrant retain a new firm.

         (ii) The reports of Arthur Yorkes & Company, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except the accountants's reports, dated October 10, 2002, and September 3, 2003,did include a paragraph regarding the uncertainty of the Company to continue as a going concern.

         (iii) In connection with its audits for the two most recent fiscal years and through October 20, 2003, there have been no disagreements with Arthur Yorkes & Company, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Yorkes & Company, LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through October 20, 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

         (v) The Registrant has requested that Arthur Yorkes & Company, LLP, furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated
         October 23, 2003, is filed as Exhibit 16 to this Form 8-K.

  (b)    New independent accountants.

         The Registrant has not engaged its new independent accountants as of this date.

Item 7.  Financial Statements and Exhibits.

  (a)    Letter from Arthur Yorkes & Company, LLP, dated October 23, 2003.

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     OCG TECHNOLOGY, INC.


                                                 By: /s/ Edward C. Levine
                                                     ---------------------------
                                                     Edward C. Levine,
                                                     President

Dated: October 23, 2003


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                                  EXHIBIT INDEX


Exhibit No.   Description                                              Page No.
-----------   -----------                                              --------

     16       Letter from Arthur Yorkes & Company, LLP,                    5
              dated October 23, 2003


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